UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2004

                      OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

         Delaware                 001-12629                     36-4128138
(State or other jurisdiction     (Commission                   (IRS Employer
----------------------------     -----------                   -------------
     of incorporation)           File Number)                Identification No.)

               875 North Michigan Avenue, Suite 1560, Chicago, IL
       60611 (Address, including zip code, of principal executive offices) Registrant's telephone number, including area code: (312) 751-8833
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      Gary A. Rosenberg, a director of Olympic Cascade Financial Corporation (the "Company"), has filed for personal bankruptcy under Chapter 7 in the U.S. Bankruptcy Court for the Northern District of Illinois. Mr. Rosenberg is listed as a nominee for director in the Company's 2004 Proxy Statement, filed on January 28, 2004.

Item 6. Resignation of Registrant's Directors.

      On February 25, 2004, Martin S. Sands resigned as a director and Co-Chairman of the Board of Directors of the Company.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

      These exhibits are furnished pursuant to Item 9 hereof.

Exhibit No.       Exhibit
-----------       -------

10.36             Form of Securities Purchase Agreement

10.37             Form of Note

10.38             Form of Warrant

10.39             Form of Registration Rights Agreement

Item 9. Regulation FD Disclosure.

      The Company has consummated certain private offerings of its securities raising gross proceeds of $1,050,000. Pursuant to the offerings, the Company has issued to certain investors an aggregate of $1,050,000 of three-year promissory notes (the "Notes") and three-year warrants (the "Warrants") to purchase an aggregate of 220,000 shares of the Company's common stock. In addition, the Company afforded the investors certain registration rights as set forth in that certain Registration Rights Agreement. The foregoing description of each of the offerings in this Form 8-K is a brief summary of the provisions thereof but does not purport to be complete. This summary is qualified in its entirety by reference to the Form of Securities Purchase Agreement, Form of Note, Form of Warrant and Form of Registration Rights Agreement, copies of each of which are attached hereto as exhibits and incorporated herein by reference. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is not a solicitation of tenders of existing securities nor an offer to sell or a solicitation of an offer to purchase any of the securities to be offered. The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.


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

      In February 2004, the Company agreed to pay $250,000 to fully repay the outstanding balance on a promissory note issued to its clearing firm. As a result of the repayment of this note, the Company will realize a gain on extinguishment of debt of approximately $750,000. Additionally, National Securities Corporation, the Company's wholly owned subsidiary ("National"), and the clearing firm mutually agreed to terminate their clearing relationship by June 30, 2004. National is actively engaged in discussions with several other clearing firms regarding the establishment of a new clearing relationship.

      Effective February 17, 2004, shares of the Company's common stock are only listed for trading on The American Stock Exchange, and are no longer listed for trading on The Chicago Stock Exchange.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Olympic Cascade Financial Corporation

February 27, 2004                       By: /s/ Mark Goldwasser
                                           -------------------------------------
                                           Mark Goldwasser
                                           President and Chief Executive Officer


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